EXHIBIT 10.06
ORDINANCE NO. 017460

AN ORDINANCE AMENDING ORDINANCE NO. 16090, WHICH GRANTED A FRANCHISE TO EL PASO ELECTRIC COMPANY, TO INCREASE STREET RENTAL CHARGE

WHEREAS, the City Council of the City of El Paso ("City") granted to El Paso Electric Company ("Company") a franchise to operate the electric utility for transmission and distribution of electrical energy within the boundaries of the City of El Paso on July 12, 2005 by Ordinance No. 16090;
WHEREAS, the City and the Company mutually desire to promote economic development within the City of El Paso, including economic development incentives for new commercial users with high electric energy needs, the attraction of companies that will make significant investments of capital and human resources in the community, solar and other renewable energy rebates or incentives, or to increase the City's capacity in alternative energy research, development, manufacturing and generation; and
WHEREAS, the parties wish to increase the Street Rental Charge paid by the Company to the City, and the City wishes to use the increased fees for the economic development purposes described herein.

NOW, THEREFORE, BE IT ORDAINED BY THE CITY COUNCIL OF THE CITY OF EL PASO:
Section 1. Section 13, Compensation, the first sentence of Subsection (b) is hereby amended to read as follows:

(b) Effective August 1, 2010, the Company will increase the Street Rental Charge paid by the Company to the City on a quarterly basis during the life of this Franchise by three quarters of one percent (0.75%) ("Additional Fee") to a total amount of four percent (4.0%) of the gross revenues the Company receives for the generation, transmission and distribution of electrical energy and other services within the City and four and three quarters percent (4.75%) of BPL-related gross revenues within the City of El Paso, which Additional Fee shall be allocated by the City for promotion of economic development, including economic development incentives for new commercial customers with high electric energy needs, the attraction of companies that will make significant investments of capital and human resources in the community, solar or other renewable energy rebates or incentives, or to increase the City's capacity in alternative energy research, development, manufacturing and generation, and for such other economic development public purposes as reasonably determined by the City. The Additional Fee shall be placed in a restricted fund to be used solely for the economic development purposes described herein and cannot be commingled with existing Street Rental Charges to support or supplement general fund operations. The City will provide an annual update on the status, uses, and economic impact of the Additional Fee to the City Council and the public.

Section 2. This ordinance shall take effect on November 19, 2010.

Section 3. Except as expressly herein amended, Ordinance No. 16090 granting the Franchise shall continue in full force and effect. All capitalized terms used in this

Ordinance that are not defined herein shall have the meaning ascribed to such terms in
Ordinance No. 16090.

PASSED AND APPROVED this16th day of November, 2010.

CITY OF EL PASO:

/s/ John F. Cook
ATTEST:                    John F. Cook, Mayor

/s/ Richarda Duffy Momsen
Richarda Duffy Momsen, City Clerk

APPROVED AS TO FORM:                APPROVED AS TO CONTENT:

/s/ Bertha A. Ontiveros                /s/ William F. Studer Jr.
Bertha A. Ontiveros                    William F. Studer, Jr.
Assistant City Attorney                Deputy City Manager
Financial Services

ACCEPTANCE

The Amendment of the Franchise granted by the City of El Paso on November 16, 2010 is hereby accepted this 21 day of December, 2010.

EL PASO ELECTRIC COMPANY, GRANTEE

BY /s/ David W. Stevens                    [Reviewed and Approved
Legal Department]
ITS CEO

STATE OF TEXAS
COUNTY OF EL PASO

This instrument was acknowledged before me on this 21 day of
December, 2010 by David W. Stevens.

/s/ Valerie J. Pugh
Notary Public, State of Texas

My commission expires:
12-9-2012
[Notary Seal]

Received for filing this 23 day of December, 2010.

/s/ Richarda Duffy Momsen
Richarda Duffy Momsen, City Clerk

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